Income Taxes - Schedule of Significant Components of Deferred Tax Assets and Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Non-current deferred tax assets:
Accruals and others	$ 1,506	¥ 10,485		¥ 4,468
Net operating loss carry forwards	166,810	1,161,298		1,180,159
Carryforwards of deductible advertising expenses	1,758	12,237		9,842
Allowance for doubtful accounts	8,945	62,276		12,957
Subtotal	179,019	1,246,296		1,207,426
Less: valuation allowance	(179,019)	(1,246,296)	$ (173,436)	(1,207,426)	¥ (1,198,872)	¥ (1,068,082)
Total non-current deferred tax assets, net	0	0		0
Non-current deferred tax liabilities:
Recognition of intangible assets arising from business combination	(3,398)	(23,658)		(19,855)
Total non-current deferred tax liabilities, net	$ (3,398)	¥ (23,658)		¥ (19,855)